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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 22, 2004



                                    QLT Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada              000-17082                              N/A
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(Jurisdiction of              (Commission File Number)             (IRS Employer
Incorporation)                                               Identification No.)




                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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              (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              c) Exhibits

              Pursuant to the rules and regulations of the Securities and Exchange Commission, this attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange
              Commission:

Exhibit
Number        Description
-------       -----------

99.1          Press Release dated July 22, 2004 (2004 Q2 Financial Results)


ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is furnished pursuant to Item 12, "Disclosure of Results of Operation and Financial Conditions".

              On July 22, 2004 QLT Inc. announced its financial results for the quarter ended June 30, 2004. The full text of the press release announcing such results is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.







                                                                  QLT Inc.
                                                            --------------------
                                                                    (Registrant)




Date       July 22, 2004,                    /s/  Michael J. Doty
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                                                                     (Signature)
                                                  Senior Vice President and
                                                  Chief Financial Officer